Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,267,054.43
Previously Paid Amount	0.00
Total Fee Amount	2,184.29
Total Offset Amount	0.00
Net Fee	$ 2,184.29